                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                 August 22, 2002
Date of earliest event reported:                                 August 9, 2002


                           CORE MATERIALS CORPORATION
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-12505                  31-1481870
-------------------------------------------------------------------------------
(State of Other Jurisdiction        (Commission                (IRS Employer
      of  Incorporation)            File Number)            Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                       43228-0183
-------------------------------------------------------------------------------
(Address of Principle Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (614) 870-5000
                                                      -------------------------


-------------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On August 9, 2002, Core Materials Corporation announced a series of organizational development moves effective immediately in conjunction with the implementation of certain strategic initiatives. Kevin L. Barnett, who has served as Vice President and Chief Financial Officer, moves to the operational side in the newly created position of Vice President-Columbus operations. In conjunction with this move, Herman F. Dick, Jr. will serve as Treasurer and Chief Financial Officer and Todd J. Mroczkowski moves into the position of Controller. Stephen J. Klestinec, Vice President of sales and marketing, will lead the strategic initiative aimed at the company's marketing and front-end business processes.

     Exhibits:

              99. Press Release announcing the organizational changes

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Core Materials Corporation
                                        ---------------------------------------
                                                       (Registrant)





Date    08/22/02                        By        /s/ Herman F. Dick, Jr.
      -----------                           -----------------------------------
                                                        (Signature)

                                                     Herman F. Dick, Jr.
                                          Treasurer and Chief Financial Officer




                                       iii